UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2010

EZENIA! INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25882	04-3114212
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

14 Celina Drive, Suite 17-18 Nashua, NH	03063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (603) 589-7601

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

As part of its annual report to stockholders, which was first sent to stockholders on or about July 2, 2010, Ezenia! Inc. (the “Company”) included a letter from the Company’s Chief Executive Officer that provides certain financial information regarding the Company’s fiscal quarter ended June 30, 2010.  A copy of such letter is furnished as Exhibit 99.1 hereto.  Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Current Report on Form 8-K, including the attached exhibit and the information set forth therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1*       Letter to Stockholders from Chief Executive Officer dated July 2, 2010

* Furnished herewith.

Forward-Looking Statements

This Current Report on Form 8-K (including the letter being furnished as an exhibit hereto) contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance.  Investors are cautioned that the statements in this Current Report on Form 8-K that are not strictly historical statements, including, without limitation, statements regarding the Company’s business and financial outlook, marketing strategies, and product initiatives, constitute forward-looking statements.  Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation:  the evolution of the Company’s market; dependence on the United States government as its largest customer and on other major customers; continued funding of defense programs by the United States government and the timing of such funding; uncertainties associated with procurement processes and on-going bidding activities for government programs; rapid technological change and competition within the collaborative software market; the Company’s reliance on third-party technology; protection of its propriety technology; customer acceptance of InfoWorkSpace and other new products, including the acceptance of the Company’s products in the commercial market; retention of key employees; stock price volatility; the Company’s history of liquidity concerns and operating losses; and other considerations that are discussed in the Company’s filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2009.  The Company assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K or with respect to the matters described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Date: July 2, 2010	By:	/s/ Thomas J. McCann
Name: Thomas J. McCann
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Letter to Stockholders from Chief Executive Officer dated July 2, 2010

* Furnished herewith